Exhibit 10.1
EXHIBIT A

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT made as of this ___ day of ____________, 2011, between Waxess Holdings, Inc., a Delaware corporation (the “Company”), and the undersigned (the “Subscriber”).

WHEREAS, pursuant to a Confidential Private Placement Memorandum dated February 4, 2011 (the “PPM”), the Company is offering in a private placement (the “Offering”) to accredited investors a minimum of 120 Units (the “Minimum Offering”) and a maximum of 400 Units (the “Maximum Offering”) at a purchase price of $25,000 per Unit, with each Unit (the “Units”) consisting of 12,500 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and a two-year detachable warrant (the “Warrant”) to purchase 12,500 shares of Common Stock with an exercise price of $3.00 per share; and

WHEREAS, the Subscriber desires to subscribe for the number of Units set forth on the signature page hereof, on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION FOR AND REPRESENTATIONS AND COVENANTS OF SUBSCRIBER

1.1                Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units set forth upon the signature page hereof, at a price equal to $25,000 per Unit, and the Company agrees to sell such to the Subscriber for said purchase price, subject to the Company’s right to sell to the Subscriber such lesser number of (or no) Units as the Company may, in its sole discretion, deem necessary or desirable.  The purchase price is payable by wire transfer of immediately available funds, pursuant to the wire instructions attached as Exhibit E to the PPM or by check payable to Signature Bank, as escrow agent for Waxess Holdings, Inc.

1.2                The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (ii) the Units are not registered under the Securities Act of 1933, as amended (the “Act”), or any state securities law; (iii) there is no trading market for the Units, none is likely ever to develop, and the Subscriber may not be able to liquidate his, her or its investment; (iv) transferability of the Units is extremely limited; and (v) an investor could suffer the loss of his, her or its entire investment.

1.3                The Subscriber is an “accredited investor,” as such term in defined in Rule 501 of Regulation D promulgated under the Act, and the Subscriber is able to bear the economic risk of an investment in the Units.

1.4                The Subscriber has prior investment experience (including investment in non-listed and non-registered securities), and has read and evaluated, or has employed the services of an investment advisor, attorney or accountant to read and evaluate, all of the documents furnished or made available by the Company to the Subscriber and to all other prospective investors in the Units, including the PPM, as well as the merits and risks of such an investment by the Subscriber.  The Subscriber’s overall commitment to investments which are not readily marketable is not disproportionate to the Subscriber’s net worth, and the Subscriber’s investment in the Units will not cause such overall commitment to become excessive.  The Subscriber, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in his or her investment in the Units.  The Subscriber is financially able to bear the economic risk of this investment, including the ability to afford holding the Units for an indefinite period or a complete loss of this investment.

1.5                The Subscriber acknowledges receipt and careful review of the PPM, all supplements to the PPM, and all other documents furnished in connection with this transaction by the Company, including but not limited to the exhibits to the PPM (collectively, the “Offering Documents”), and has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber has requested or desires to know; and the Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and any additional information which the Subscriber has requested. The Subscriber has not relied any statements made or information provided by any placement agent retained by the Company in connection with this Offering

1.6                The Subscriber acknowledges that the purchase of the Units may involve tax consequences to the Subscriber and that the contents of the Offering Documents do not contain tax advice.  The Subscriber acknowledges that the Subscriber must retain his, her or its own professional advisors to evaluate the tax and other consequences to the Subscriber of an investment in the Units. The Subscriber acknowledges that it is the responsibility of the Subscriber to determine the appropriateness and the merits of a corporate entity to own the Subscriber’s Units and the corporate structure of such entity.

1.7                The Subscriber acknowledges that this Offering has not been reviewed by the Securities and Exchange Commission (the “SEC”) or any state securities commission, and that no federal or state agency has made any finding or determination regarding the fairness or merits of the Offering.  The Subscriber represents that the Units are being purchased for his, her or its own account, for investment only, and not with a view toward distribution or resale to others.  The Subscriber agrees that he, she or it will not sell or otherwise transfer the Units unless they are registered under the Act or unless an exemption from such registration is available.

1.8                The Subscriber understands that the provisions of Rule 144 under the Act are not available for at least one (1) year to permit resales of the Units or the Common Stock and Warrants comprising the Units and there can be no assurance that the conditions necessary to permit such sales under Rule 144 will ever be satisfied.  The Subscriber understands that the Company is under no obligation to comply with the conditions of Rule 144 or take any other action necessary in order to make available any exemption from registration for the sale of the Units or the Common Stock and Warrants comprising the Units.

1.9                The Subscriber understands that the Units have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his, her or its investment intention.  In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his, her or its representation merely meant that his, her or its present intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period.  The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his, her or its representation to the Company and the SEC might regard such a sale or disposition as a deferred sale, for which such exemption is not available.

1.10                The Subscriber agrees to indemnify and hold the Company, its directors, officers and controlling persons and their respective heirs, representatives (including, without limitation, any placement agent retained by the Company in connection with the Offering), successors and assigns harmless against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the Subscriber contained herein or any sale or distribution by the Subscriber in violation of the Act (including, without limitation, the rules promulgated thereunder), any state securities laws, or the Company’s Certificate of Incorporation or By-laws, as amended from time to time.

1.11                The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Common Stock or the Warrants stating that such securities have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

1.12                The Subscriber understands that the Company will review and rely on this Subscription Agreement without making any independent investigation; and it is agreed that the Company reserves the unrestricted right to reject or limit any subscription and to withdraw the Offering at any time.

1.13                The Subscriber hereby represents that the address of the Subscriber furnished at the end of this Subscription Agreement is the undersigned’s principal residence, if the Subscriber is an individual, or its principal business address if it is a corporation or other entity.

1.14                The Subscriber acknowledges that if the Subscriber is a Registered Representative of a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm, the Subscriber must give such firm the notice required by the FINRA’s Conduct Rules, receipt of which must be acknowledged by such firm on the signature page hereof.

1.15                The Subscriber hereby acknowledges that neither the Company nor any persons associated with the Company who may provide assistance or advice in connection with the Offering (other than the placement agent, if one is engaged by the Company) are or are expected to be members or associated persons of members of the FINRA or registered broker-dealers under any federal or state securities laws.

1.16                The Subscriber understands that, pursuant to the terms of the Offering as set forth in the PPM, the Company must receive subscriptions for 120 Units for an aggregate purchase price of $3,000,000 in order to close on the sale of any Units and that persons affiliated with the Company or its consultants, advisors, or placement agents may subscribe for Units, in which case the Company may accept subscriptions from such affiliated parties in order to reach the Minimum Offering; and that, accordingly, no investor should conclude that achieving the Minimum Offering is the result of any independent assessment of the merits or advantages of the Offering or the Company made by Subscribers in the Minimum Offering.

1.17                The Subscriber hereby represents that, except as expressly set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and, in entering into this transaction, the Subscriber is not relying on any information other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

1.18                The Subscriber hereby represents that all information provided by the Subscriber in the Investor Questionnaire attached as Exhibit B to the PPM is true and accurate in all respects, and the Subscriber acknowledges that the Company will be relying on such information to its possible detriment in deciding whether the Company can sell these securities to the Subscriber without giving rise to the loss of the exemption from registration under applicable securities laws.

1.19                The Subscriber hereby acknowledges and agrees that once the Minimum Offering amount is received by the Company, no further approval will be required for the Company to consummate the Initial Closing.

1.20           The Subscriber agrees, pursuant to the terms of the Escrow Agreement, jointly and severally with the other subscribers in the Offering and the Company, to indemnify and hold harmless the escrow agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the escrow agent under the Escrow Agreement or the transactions contemplated thereby or hereby other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the escrow agent.

1.21           The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Units by the Company (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Units were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

II.	REPRESENTATIONS BY THE COMPANY

(a)           The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct the business which it conducts and proposes to conduct.

(b)           The execution, delivery and performance of this Subscription Agreement by the Company have been duly authorized by the Company and all other corporate action required to authorize and consummate the offer and sale of the Units has been duly taken and approved.

(c)           The Units and the underlying Common Stock and the warrants have been duly and validly authorized and will be duly and validly issued at closing of the Offering.

(d)           The Company has obtained, all licenses, permits and other governmental authorizations necessary for the conduct of its business, except where the failure to so obtain such licenses, permits and authorizations would not have a material adverse effect on the Company. Such licenses, permits and other governmental authorizations which have been obtained are in full force and effect, except where the failure to be so would not have a material adverse effect on the Company, and the Company is in all material respects complying therewith.

(e)           The Company knows of no pending or threatened legal or governmental proceedings to which the Company is a party which would materially adversely affect the business, financial condition or operations of the Company.

(f)           The Company is not in violation of or default under, nor will the execution and delivery of this Subscription Agreement or the issuance of the Common Stock and warrants, or the consummation of the transactions herein contemplated, result in a violation of, or constitute a default under, the Company’s Certificate of Incorporation or By-laws, any material obligations, agreements, covenants or conditions contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

(g)           The Company owns, is licensed or otherwise has adequate rights to use Company technology (including but not limited to patented, patentable and unpatented inventions and unpatentable proprietary or confidential information, systems or procedures), designs, processes, trademarks, trade secrets, know how, copyrights and other works of authorship, computer programs and technical data and information  that are or could reasonably be expected to be material to its business as currently conducted or proposed to be conducted or to the development, manufacture, operation and sale of any products and services sold or proposed to be sold by any of the Company (collectively, the “Intellectual Property”).  The Company has not received any threat of or notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property.  Except as set forth in the Offering Documents, the Company is not obligated or under any liability whatsoever to make any material payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any Intellectual Property, with respect to the use thereof or in connection with the conduct of its businesses or otherwise.  The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of the Intellectual Property in all material aspects, including, but not limited to complying with all duty of disclosure requirements before the U.S. Patent and Trademark Office and any other non-U.S. Patent Offices as appropriate, and has no reason to believe that such Intellectual Property is not or, if not yet patented or registered, would not be, valid and enforceable against an unauthorized user.

(h)           No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Common Stock by the Company, in connection with the execution, delivery and performance of this Agreement by the Company.

(i)           The Offering Documents and each of the Company’s reports and filings filed with the Securities and Exchange Commission are true and correct in all material respects and do not contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.  No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement was or will be, when made, inaccurate, untrue or incorrect.  All statistical or market-related data included in the Offering Documents are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

III.	COVENANTS BY THE COMPANY

3.1                Until the earlier of (i) twelve (12) months following the Initial Closing Date (as defined in the PPM) or (ii) such date that there is an effective registration statement  on file with the SEC covering the resale of all of the shares of Common Stock issued in the Offering and all shares of Common Stock issuable upon exercise of the Warrants issued in the Offering, in the event that the Company issues or sells any shares of Common Stock or any Common Stock Equivalents (as defined below) pursuant to which shares of Common Stock may be acquired at a price less than $2.00 per share, then the Company shall promptly issue additional shares of Common Stock to the Subscriber in an amount sufficient that the subscription price paid hereunder, when divided by the total number of shares issued will result in an actual price paid per share of Common Stock hereunder equal to such lower price (this is intended to be a “full ratchet” adjustment). Such adjustment shall be made successively whenever such an issuance is made. Notwithstanding the foregoing, this Section 3.1 shall not apply in respect of an Exempt Issuance (as defined below).

3.2                For purposes of this Agreement, (i) “Common Stock Equivalents” means any securities of the Company or any of its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock and (ii) “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, directors, or consultants of the Company pursuant to any stock or option plan duly adopted for such purpose by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established, (b) securities upon the exercise or exchange of or conversion of any securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities; and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a person which is either an owner of, or an entity that is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

3.3                Absent a prior determination by a majority of the non-employee directors of the Company that it is in the Company’s best interest, for a period of 12 months following the closing of the Merger (as defined in the PPM), the Company shall not (i) issue or grant more than an aggregate of 1,500,000 options, warrants or shares of common stock (subject to appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction) to any employees, officers, directors, or consultants of the Company or (ii) issue any options having an exercise price that is less than $2.00 per share (subject to appropriate adjustments for any stock dividend, stock split, stock combination, reclassification or similar transaction).

IV.	TERMS OF SUBSCRIPTION

4.1                Subject to Section 4.2 hereof, the subscription period will begin as of the date of the PPM and will terminate at 11:59 PM Eastern Time, on the earlier of the date on which  the Maximum Offering is sold or the Offering is terminated by the Company (the “Termination Date”). The minimum subscription amount is $25,000, although the Company may, in its discretion, accept subscriptions for less than $25,000.

4.2                The Subscriber shall effect a wire transfer in the full amount of the purchase price for the Units to the Company’s escrow account in accordance with the wire instructions attached as Exhibit E to the PPM or shall deliver a check in payment of the purchase price for the Units.

4.3                Pending the sale of the Units, all funds paid hereunder shall be deposited by the Company in escrow with the Company’s escrow agent, which funds shall be held and distributed pursuant to an Escrow Agreement, the form of which is attached as Exhibit F to the PPM.  If the Company shall not have obtained subscriptions (including this subscription) for the Minimum Offering on or before the Termination Date (as such date may be extended by the Company), then this subscription shall be void and all funds paid hereunder by the Subscriber shall be promptly returned without interest to the Subscriber, to the same account from which the funds were drawn. If subscriptions are received and accepted and payment tendered for the Minimum Offering on or prior to the Termination Date, then all subscription proceeds (less fees and expenses) shall be paid over to the Company within ten (10) days thereafter or such earlier date that is one business day after the amount of good funds in escrow equals or exceeds $3,000,000.  In such event, sales of the Units may continue thereafter until the earlier of the date on which the Maximum Offering is sold and the Termination Date, with subsequent releases of funds from time to time at the discretion of the Company.

4.4                The Subscriber hereby authorizes and directs the Company and its escrow agent to deliver any certificates or other written instruments representing the Units, and/or its underlying securities to be issued to such Subscriber pursuant to this Subscription Agreement to the address indicated on the signature page hereof.

4.5                The Subscriber hereby authorizes and directs the Company and its escrow agent to return any funds, without interest, for unaccepted subscriptions to the same account from which the funds were drawn.

4.6                If the Subscriber is not a United States person, such Subscriber shall immediately notify the Company and the Subscriber hereby represents that the Subscriber is satisfied as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Units. Such Subscriber’s subscription and payment for, and continued beneficial ownership of, the Units will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

V.	MISCELLANEOUS

5.1                Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by reputable overnight courier, facsimile (with receipt of confirmation) or registered or certified mail, return receipt requested, addressed to the Company, at Waxess Holdings, Inc., 1401 Dove Street, Suite 220, Newport Beach, CA 92669, Attention: Jerome Kaiser, facsimile: (949) 825-6578, and to the Subscriber at the address or facsimile number indicated on the signature page hereof.  Notices shall be deemed to have been given on the date when mailed or sent by facsimile transmission or overnight courier, except notices of change of address, which shall be deemed to have been given when received.

5.2                This Subscription Agreement shall not be changed, modified or amended except by a writing signed by both (a) the Company and (b) subscribers in the Offering holding a majority of the Units issued in the Offering.

5.3                This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

5.4                Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York.  The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated only before a Federal court located in New York, New York and they hereby submit to the exclusive jurisdiction of the federal courts located in New York, New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.  The parties further agree that in the event of any dispute, action, suit or other proceeding arising out of or in connection with this Subscription Agreement, the PPM or other matters related to this subscription brought by a Subscriber (or transferee), the Company (and each other defendant) shall recover all of such party’s attorneys’ fees and costs incurred in each and every action, suit or other proceeding, including any and all appeals or petitions therefrom. As used herein, attorney’s fees shall be deemed to mean the full and actual costs of any investigation and of legal services actually performed in connection with the matters involved, calculated on the basis of the usual fee charged by the attorneys performing such services.

5.5                This Subscription Agreement may be executed in counterparts.  Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved by the Company to (i) enter into the same agreements with other subscribers, (ii) add and/or delete other persons as subscribers and (iii) reduce the amount of or reject any subscription.

5.6                The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

5.7                It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate or be construed as a waiver of any subsequent breach by that same party.

5.8                The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further actions as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

__________________________	X $25,000 for each Unit	= $_____________________.
Number of Units subscribed for		Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1.	___	Individual	7.	___	Trust/Estate/Pension or Profit Sharing Plan Date Opened:______________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA	12.	___	Foundation described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN:

•   INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE A-10

•   SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE A-11

EXECUTION BY NATURAL PERSONS

_____________________________________________________________________________ Exact Name in Which Title is to be Held
Name (Please Print)	Name of Additional Subscriber
Residence: Number and Street	Address of Additional Subscriber
City, State and Zip Code	City, State and Zip Code
Social Security Number	Social Security Number
Telephone Number	Telephone Number
Fax Number (if available)	Fax Number (if available)
E-Mail (if available)	E-Mail (if available)
(Signature)	(Signature of Additional Subscriber)

ACCEPTED this ___ day of _________ 2011, on behalf of Waxess Holdings, Inc.

By: Name: Title:

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, Trust, Etc.)

____________________________________________________________________________ Name of Entity (Please Print)
Date of Incorporation or Organization:
State of Principal Office:
Federal Taxpayer Identification Number:

____________________________________________
Office Address
____________________________________________
City, State and Zip Code
____________________________________________
Telephone Number
____________________________________________
Fax Number (if available)
____________________________________________
E-Mail (if available)

[seal] Attest: (If Entity is a Corporation)	By: Name: Title:

*If Subscriber is a Registered Representative with a FINRA member firm, have the following acknowledgement signed by the appropriate party:
The undersigned FINRA member firm acknowledges receipt of the notice required by Rule 3050 of the FINRA Conduct Rules

Name of FINRA Firm	ACCEPTED this ____ day of __________ 2011, on behalf of Waxess Holdings, Inc.
By: Name: Title:	By: Name: Title: